UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                               April 9, 2002
                             ----------------
                              Date of Report
                    (Date of earliest event reported)

                               KyoMedix, Inc.
                       (DBA of FIRST DELTAVISION, INC.)
                       --------------------------------
           (Exact name of registrant as specified in its charter)


      NEVADA                      0-23511                       87-0412182
     --------                   ------------                    ----------
   (State or other         (Commission File Number)           (IRS Employer
   jurisdiction of                                           Identification
    incorporation)                                                 No.)

                     2914 South Sheridan Way, Suite 300
                     Oakville, Ontario, Canada L6J 7J8
                     ---------------------------------
                   (Address of Principal Executive Offices)

                              (905) 829-9998
                              --------------
                       (Registrant's Telephone Number)

                          FIRST DELTAVISION, INC.
                          9005 Cobble Canyon Lane
                         Salt Lake City, Utah 84093
                         --------------------------
         (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

     (a) Effective as of April 9, 2002, the Registrant ("First Deltavision"); KyoMedix Corporation, a Delaware corporation ("KyoMedix"), and Atlantic Capital Partners Inc. and Health Sciences International Inc., shareholders of KyoMedix (the "KyoMedix Stockholders"), executed a Share Exchange Agreement (the "Agreement"), whereby 100% of the issued and outstanding shares of common stock of KyoMedix were converted into and exchanged for 15,166,550 post-dividend shares of common stock of the Registrant, or approximately 96% of the post-Agreement outstanding securities of the Registrant, taking into account the cancellation of 186,648 pre-dividend shares of common stock of the Registrant that were owned by David C. Merrell, the pre-Agreement President and a pre-Agreement Director of the Registrant. The combination of these entities was treated as a purchase for accounting purposes, with KyoMedix becoming a wholly-owned subsidiary of the Registrant on closing.

     By virtue of (i) the percentage of the Registrant acquired under the Agreement by the KyoMedix Stockholders; and (ii) the provisions of the Agreement that provided for the election of the current officers and directors of KyoMedix to the Board of Directors of the Registrant, this Agreement may be deemed to have involved a "change of control."

     The source of the consideration used by the KyoMedix Stockholders to acquire their interest in the Registrant was the exchange of 100% of the outstanding securities of KyoMedix.

     The primary basis of the "control" by the KyoMedix Stockholders is stock ownership.

     The principal terms of the Agreement were:

     1. Prior to the completion of the Agreement, the Registrant was required to effect a four for one dividend on outstanding common stock for the benefit of stockholders, with a mandatory exchange of stock certificates by the Registrant's stockholders being required to receive the dividend, as required by the Agreement.

     2. Prior to the completion of the Agreement, 186,648 pre-dividend shares of the Registrant which were owned by David C. Merrell, the pre-Agreement President and a pre-Agreement Director, were delivered for cancellation pending the closing of the Agreement;

     3. The issuance of 15,166,550 post-dividend shares of common stock ("restricted securities") of the Registrant in exchange for 100% of the outstanding shares of KyoMedix. The 15,166,550 shares represented approximately 96% of the post-Agreement outstanding securities of the Registrant, taking into consideration the cancellation of 186,648 pre-dividend shares of common stock of the Registrant that were owned by Mr. Merrell as indicated above.

     4. The adoption by the Registrant of the Kyomedix Employee Stock Option Plan and subject to the written consent of any employee of Kyomedix that had been granted any option thereunder, that such options be exchanged for like options to acquire post-dividend shares of common stock of the Registrant that are "restricted securities" unless and until the options and the underlying shares are registered with the Securities and Exchange Commission on Form S-8.

     5. Following the closing of the Agreement, the Registrant will provide its stockholders with a proxy or information statement to consider and act upon an amendment to the Registrant's Articles of Incorporation to change its name to "KyoMedix, Inc." and that in the interim, the Registrant filed a dba in the State of Nevada to conduct business under that name and obtained a new Cusip Number and OTC Bulletin Board Symbol for such name.

     6. The designation of the directors and executive officers nominated by the KyoMedix Stockholders.

     7. That the Registrant execute and deliver the Promissory Note attached to the Agreement in the amount of $250,000 payable to David C. Merrell on or before the 90th day of the closing of the Agreement, the payment of which shall be secured by the pledge of all of the securities of Atlantic Capital Partners Inc. and all but 1,280,000 of the shares of Health Science International Inc. that were received under the Agreement.

     Prior to the completion of the Agreement, taking into account the cancellation of the 186,648 pre-dividend shares owned by Mr. Merrell, there were 595,408 outstanding shares of the Registrant's common stock. Following the completion of the Agreement, there were 15,761,958 post-dividend outstanding shares of common stock.

     A copy of the Agreement, including all material exhibits and related instruments, accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7, Exhibit 2.

     (b)(i) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock prior to the closing of the Agreement, and the share holdings of the then members of management:

Name                           Positions Held      Shares Owned          %
----                           --------------      ------------         ---

David C. Merrell               President and          186,648         55.63%
9005 Cobble Canyon Lane        Director
Sandy, Utah 84093

Todd D. Ross                   Secretary and             -0-           -0-
38 South 1650 West             Director
Cedar City, Utah 84720

Leonard W. Burningham, Esq.    Stockholder             79,050         23.56%
455 East 500 South, Suite #205
Salt Lake City, Utah 84111

TOTALS                                                265,698         79.19%



     (b)(ii) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock following the closing of the Agreement, and the share holdings of the new members of management:

Name                           Positions Held       Shares Owned(1)      %(2)
----                           --------------       -------------       --

Atlantic Capital Partners      Stockholder           9,550,000        60.58%
Inc.

Health Sciences Internat'l     Stockholder           5,616,000        35.63%
Inc. (in Trust)

Peter Stevens                  President and CEO      100,000           .006
                               Director

Dieter Doederlein              Vice President,        50,000            .003
                               Business Development
                               Director

Gerry Hruby                    Vice President,        50,000            .003
                               Marketing
                               Director

TOTALS                                              15,366,000        97.487%

(1) Messrs. Stevens', Doederlein' and Hruby' shares are represented by employee stock options granted for the first year under the Company's Employee Stock Option Plan. See Exhibit B to the Share Exchange Agreement attached hereto and incorporated herein by reference. See Item 7.

(2) The percent calculations are based on 15,961,958 shares outstanding which includes the shares underlying these 200,000 options that are considered outstanding in the percentage calculations.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     (a)  See Item 1.

     The consideration exchanged under the Agreement was negotiated at "arms length," and the directors of the Registrant used criteria used in similar uncompleted proposals involving the Registrant in the past, including the relative value of the assets of the Registrant in comparison to those of KyoMedix; KyoMedix's present and past business operations; the future potential of KyoMedix; its management; and the potential benefit to the stockholders of the Registrant. The directors determined that the consideration for the exchange was reasonable, under these circumstances.

     No director, executive officer or five percent or more stockholder of the Registrant had any direct or indirect interest in KyoMedix or the KyoMedix Stockholders prior to the completion of the Agreement; similarily, no nominee to become a director or any KyoMedix Stockholder or any beneficial owner of any KyoMedix Stockholder had any interest in the Registrant prior to the closing of the Agreement.

     (b) The Registrant is a successor to and intends to continue the business operations intended to be conducted by KyoMedix.

KyoMedix Organization and Intended Operations.
----------------------------------------------


     KyoMedix was incorporated in the State of Delaware in November of 2001, and maintains offices in Oakville, Ontario, Canada.

     Following a year of intensive global research, KyoMedix believes it has discovered several medical device technologies that represent the leading edge for the treatments of certain medical conditions, but that have not yet been commercialized, nor have they been submitted for regulatory approvals. In some cases, the products are ready for immediate launch after some minor design and function modifications by KyoMedix; in others, its engineering department is in the process of improving on the basic product concept.

     KyoMedix plans to sell its products in a variety of markets and to a broad range of customers. Professional product models will be sold to physical therapists, athletic trainers, occupational therapists, podiatrists, chiropractors, neurologists, dentists and orthopedic surgeons. These practitioners are the key decision makers in recommending and selling or renting the KyoMedix's products to patients, after treatments and clinical training. KyoMedix believes this approach to clinical training before home use has many benefits for both the treating clinician and the patient.

Management.
-----------

     Directors and Executive Officers.
     ---------------------------------

     The following members of the Board of Directors will serve until the next annual meeting of stockholders or until their successors have been elected and qualified. The officers serve at the pleasure of the Board of Directors.

Name                         Position                  Held Positions Since
----                         --------                  --------------------

Peter Stevens                President and CEO               4/9/02

Dieter Doederlein            Vice President,                 4/9/02
                             Business Development

Gerry Hruby                  Vice President,                 4/9/02
                             Marketing

     Peter Stevens. From 1995 to the present, Mr. Stevens has been the President and Sole Proprietor of SCG Stevens Consulting Group performing strategic sales and marketing consulting. Mr. Stevens obtained a Bachelors of Commerce Degree from St. Mary's University in 1973 and an MBA Designation, U of T in 1986.

     Dieter Doederlein. From 1994 to 2001, Mr. Doederlein was founder and CEO of Micra SoundCards Inc. Mr. Doederlein obtain his Baccalaureat from College Stanislas in 1959; a BA from the University of Toronto in 1964; and an MBA from the University of Western Ontario in 1967.

     Gerry Hruby. From 1996 to 1997, Mr. Hruby was employed as Marketing Director for Galavu Entertainment. From 1997 to 1999, he was President, Internet Start-Up, for Indexus Inc. From 1999 to 2001, Mr. Hruby was General Manager and Owner of Harnessvision.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

     None, not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     None, not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     None; not applicable.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     Pursuant to the Agreement, the current officers and directors of KyoMedix were designated to serve on the Board of Directors of the Registrant and as executive officers of the Registrant until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations. Effective on April 9, 2002, they were: Peter Stevens, Director, President and CEO; Dieter Doederlein, Director and Vice President, Business Development; and Gerry Hruby, Director and Vice President, Marketing. The directors and executive officers of the Registrant resigned on closing of the Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

             These financial statements will be provided within 75 days from the date of this Report or on or before June 24, 2002.

          (b)  Pro Forma Financial Information.

             These pro forma financial statements will be provided within 75 days from the date of this Report or on or before June 24, 2002.

          (c) Exhibits.

          2.1     Share Exchange Agreement

                         Schedule 1.1 - Definitions
                         Exhibit A-     Promissory Note
                         Exhibit B-     Employee Stock Option Plan
                         Exhibit C-     Employee Options
                         Exhibit D-     Kyomedix Inc. Financial Statements
                                        for the year ended November 27, 2001
                         Exhibit E-     First Deltavision Inc. Financial
                                        Statements for the period ended
                                        June 30, 2001

          99       Indemnity Agreement

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------




                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST DELTAVISION, INC.

DATED: April 24, 2002                    /s/Peter Stevens
       ------------------                ----------------------------
                                         Peter Stevens
                                         President and Director